QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 28, 2004

ALDERWOODS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-033277	52-1522627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

311 Elm Street, Suite 100
Cincinnati, Ohio 45202
(Address of principal executive offices, including zip code)

(513) 768-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits:

Exhibit Number	Description
99.1	Certain Information Regarding the Company

ITEM 9.    Regulation FD Disclosure.

        In connection with proposed financings, Alderwoods Group, Inc. (the "Company") first disclosed certain information regarding the Company on July 28, 2004. Pursuant to the requirements of Regulation FD, such information is contained in Exhibit 99.1 to this current report on Form 8-K, which is hereby incorporated by reference in its entirety.

        This current report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company. The information in this current report on Form 8-K is being furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act or otherwise subject to the liabilities of those sections.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Alderwoods Group, Inc.
By:	/s/ ELLEN NEEMAN Ellen Neeman, Senior Vice President, Legal & Compliance

Date: July 28, 2004

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Certain Information Regarding the Company

QuickLinks

  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  ITEM 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX